SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


STATE OF DELAWARE                             SEE BELOW
-------------------------                     ---------------------------
(STATE OF INCORPORATION OF ORGANIZATION)      (IRS EMPLOYER IDENTIFICATION NO.)

C/O  VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
     P.O. BOX 2600
     VALLEY FORGE, PA                               19482

     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

     Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be registered:            Exchange          I.R.S. Employer
                                                                   Identification Number

Vanguard FTSE All-World ex-US Small-Cap ETF      NYSE Arca, Inc.   26-3786704

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 33-32548

     Securities to be registered pursuant to Section 12(g) of the Act: None

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the Registrant's Post-Effective Amendment Nos. 63 and 64 to the Registration Statement on Form N-1A (Securities Act file number 33-32548 and Investment Company Act file number 811-05972, respectively (collectively, the "Registration Statement"), which is incorporated herein by reference.

ITEM 2. EXHIBITS

1. Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement.

2. Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities is filed herewith.


SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  VANGUARD INTERNATIONAL EQUITY INDEX FUNDS


DATE: February 25, 2009              By: /s/ Arthur S. Gabinet
      -----------------                  ----------------------
                                         Arthur S. Gabinet
                                         Assistant Secretary